Timberline Software Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

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Timberline Software Corporation

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 24, 2001

     The annual meeting of shareholders of Timberline Software Corporation will be held at 4:00 p.m. on Tuesday, April 24, 2001, at the principal offices of the corporation located at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon. At the meeting, we will ask you to:

  To elect four directors;
  Ratify the appointment of Deloitte &Touche LLP as our independent auditors; and
  To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     If you were a shareholder of record at the close of business on March 2, 2001, you may vote at the annual meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the annual meeting is given in the accompanying proxy statement. We appreciate your continued interest as a shareholder in the affairs of our company.

BY ORDER OF THE BOARD OF DIRECTORS

Carl C. Asai, Corporate Secretary

March 13, 2001
Beaverton, Oregon

YOUR VOTE IS IMPORTANT

          We cordially invite all shareholders to attend the annual meeting personally. Whether or not you are able to attend, please be sure to sign, date and promptly return your proxy in the enclosed pre-paid envelope.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF TIMBERLINE SOFTWARE CORPORATION
April 24, 2001

          We are planning to hold our annual shareholders meeting at 4:00 p.m. on Tuesday, April 24, 2001, at the principal offices of the corporation located at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon. At the meeting, we will ask you to vote on the election of four directors and the ratification of the appointment of our independent auditors for 2001.

          We are sending you this proxy statement to provide you with important information about the business to take place at the meeting. We are providing this information so that you will be fully informed when you vote your shares.

          If you owned shares of common stock of record as of March 2, 2001, you may vote at the annual meeting. If your shares are held by a broker, bank or other nominee (in "street name"), you must give voting instructions to that nominee. To have a quorum to conduct business, there must be a majority of the outstanding shares represented at the meeting, in person or by proxy. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum.

          The Board of Directors is soliciting proxies to be used at the meeting. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy form.

          You may revoke your proxy at any time before the vote is taken at the meeting. If you are the record holder of your shares, you may revoke your proxy by submitting a proxy bearing a later date or by notifying the Corporate Secretary of Timberline Software Corporation (personally in writing or by mail) of your wish to revoke your proxy. You may also revoke your proxy by oral request if you are present at the meeting.

          If your shares are held in street name, you must contact the nominee holder of the shares to revoke a proxy or to change your vote. You will not be able to vote or revoke a proxy at the meeting if your shares are held in street name.

          You may still attend the meeting even if you have submitted a proxy. You should be aware that simply attending the meeting will not, of itself, revoke a proxy.

          We are mailing this proxy statement on or about March 13, 2001. We are paying the entire cost of solicitation of proxies, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies.

Business of the Meeting

Agenda Item 1. Election of Directors

          At the meeting, you will be asked to vote on the election of four directors. Directors are elected by a plurality of votes, which means that nominees receiving the most votes are elected, regardless of how many votes they receive. You may not accumulate votes in the election of directors. Rather, each shareholder may cast votes for each of the open positions equal to the number of shares held.

          Our bylaws provide for a Board of Directors consisting of not less than two and not more than nine directors, with the exact number determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directors at four.

          The Board of Directors is nominating Thomas P. Cox, James A. Meyer, Curtis L. Peltz, and Donald L. Tisdel, for election to serve one-year terms. All of the nominees are currently serving as directors.

          If you submit a completed proxy, the individuals named as proxy holders will vote your shares as you instruct. If you do not specify your choices, then the persons named in the proxy will vote for the election of the nominees listed above.

          If any of the nominees is not available for election, your shares will be voted for a substitute nominee chosen by the Board of Directors. We believe all nominees will be available for election. We recommend a vote FOR the election of all nominees.

Information about our Directors

          Thomas P. Cox, age 66, has been a director of Timberline since 1998. Prior to his retirement, he served as Executive Vice President, a position he held since April 1998. Mr. Cox joined Timberline in 1982 as Vice President - Finance and became Senior Vice President - Finance in 1986.

          James A. Meyer, age 64, serves as our Chairman of the Board of Directors and has been a director since 1980. Mr. Meyer is a private business investor.

          Curtis L. Peltz, age 48, serves as our President and Chief Executive Officer, positions he has held since 1997 and 1998, respectively. Mr. Peltz has been with Timberline since 1978 in various management and product development positions.

          Donald L. Tisdel, age 66, has been a director of Timberline since 1983. Mr. Tisdel is Managing Director of Northwest Capital Appreciation, Inc., a merchant banking firm facilitating private equity investing and acquisitions of intermediate-size businesses. Since 1996, Mr. Tisdel has been involved in the management of Northwest Capital Partners I, L.P. and Northwest Capital Partners II, L.P., private equity investment partnerships.

Board Meetings and Committees

          The Board of Directors met 12 times during 2000, and each director attended at least 75 percent of those meetings, as well as meetings of committees on which such director served.

          The Board of Directors has a standing audit committee that meets with our independent auditors to plan for and review the annual audit reports. The audit committee is responsible for overseeing the internal controls of the company and the financial reporting process. The members of the audit committee are Messrs. Meyer and Tisdel. Each member of the audit committee is independent, as independence is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Board has adopted an audit committee charter, a copy of which is attached as Appendix A to this proxy statement. The audit committee charter provides that employees of the company are not eligible to serve on the audit committee. The charter further provides that at least one member shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board believes that each of the current members of the audit committee has employment experience that provides them with appropriate financial sophistication to serve on the audit committee.

          The Board of Directors has a compensation committee that establishes the compensation for the President and Chief Executive Officer, and reviews the compensation of the other executive officers, including salaries, bonuses and other benefits. The compensation committee consists of Messrs. Cox, Meyer, and Tisdel.

          The Board of Directors has an administrative committee that is responsible for general oversight of management. In addition, the administrative committee administers the stock incentive plans. The administrative committee consists of Messrs. Cox, Meyer, and Tisdel.

Compensation of Directors

          Each director who is not an employee is paid $900 for each Board of Directors meeting attended. In addition, under the 1998 Stock Incentive Plan, Messrs. Cox, Meyer, and Tisdel each received, following the 2000 annual meeting of shareholders, non-statutory stock options covering 5,000 shares of common stock, exercisable at the fair market value of the common stock as of the date of grant.

Information about Executive Officers

          The following is information about our executive officers other than Curtis L. Peltz, President and Chief Executive Officer, about whom information is provided above.

Carl C. Asai, age 48, was appointed Senior Vice President – Finance in December 1999, and serves as Chief Financial Officer, Corporate Secretary, and Treasurer. Mr. Asai has been with Timberline since 1984 when he joined as corporate controller, becoming Vice President – Finance in April 1998. Prior to that time, Mr. Asai was employed by the predecessor firm of Deloitte & Touche LLP for ten years in various accounting and auditing positions.

James O. Campbell, age 44, was appointed Senior Vice President - Sales in December 1999. Mr. Campbell has held various sales management positions since joining Timberline in 1989.

John M. Geffel, age 48, was appointed Senior Vice President - Marketing in December 1999. Mr. Geffel has held various marketing positions since joining Timberline in 1983.

Matthew S. Lange, age 37, is Senior Vice President - Product Development. Mr. Lange first joined Timberline in 1995, serving in client services, quality assurance and product management areas. From September 1997 to April 1999, Mr. Lange was employed by Tektronix as a quality assurance manager in the color printing and imaging division. In April 1999, Mr. Lange returned to Timberline and in December was appointed Senior Vice President - Product Management and became Senior Vice President - Product Development in November 2000.

Carol A. Vega, age 43, was appointed Senior Vice President - Client Services in December 1999. Ms. Vega has served in client services and product development since joining Timberline in 1978. She has served in senior management positions in the client services area since 1996.

Executive Compensation

          The following table shows compensation earned for the past three years by Curtis L Peltz, Chief Executive Officer, and each of the four highest compensated executive officers that earned in excess of $100,000 per year.

Summary Compensation Table

                              Annual
                           Compensation
                    -----  --------------
                                                        Securities
                                           Other        Underlying All Other
Name and            Year   Salary  Bonus   Annual       Options    Compensation
Principal                          (1)     Compensation /SARs      (3)
Position                                   (2)
------------------  -----  ------  ------  ----------  --------- -----------

Curtis L. Peltz,    2000   $300,000  $105,00  $9,286      124,390   $13,723
President, Chief
Executive Offier

                    1999   $210,000  $100,00  $8,311      47,158    $11,246

                    1998   $151,915  $33,000  $5,936        - -     $3,577

Carl C. Asai,       2000   $130,020   $8,126   $5,117      20,144    $9,285
Sr. Vice
President –
Finance, Chief
Financial Officer

                    1999   $111,612    $8,816   $5,132      5,792     $7,737
                    (4)

James O.
Campbell, Sr.       2000   $125,040   $19,599  $3,411      26,424    $9,111
Vice President -
Sales

                    1999   $75,597    $60,591  $3,905      8,480     $7,208
                    (4)

Carol A. Vega,      2000   $118,020   $22,252  $4,880      18,286    $8,349
Sr. Vice
President -
Client Services

                    1999    $98,712  $15,157   $5,188      5,470     $6,896
                    (4)

Matthew S.          2000   $126,753   $8,126   $3,032      20,144    $5,542
Lange, Vice
President - Product
Development
                    1999    $74,628   $8,025     --         8,000     $3,504
                    (4)
  Includes amounts paid in current year but attributable to previous year.
  Represents profit-sharing payments made during the fiscal year.
  Represents matching contributions to the 401(k) plan and unused vacation pay accrued during the fiscal year and paid in the following year.
  This person became an executive officer in 1999.

          The following table sets forth information about stock options granted to the named executive officers during the year ended December 31, 2000:

                         Options Granted in Last Fiscal Year
                  -----------------------------------------------------------
                                                                Potential
                                                               Realizable
                                                                 Value at
                                                                 Assumed
                             Individual Grants                 Annual Rates
                                                                of Stock
                                                                  Price
                                                              Appreciation
                                                               For Option
                                                                Term (1)
                  -----------------------------------------  ----------------
                  Number     Percentage
                  of         of Total    Exercise
                  Securities Options     Price     Expiration
                  Underlying Granted     (Dollars   Date       5%      10%
                  Options    to          per
                  Granted    Employees   Share)
                             in
                             Fiscal
                             Year
                  ---------  ----------  --------  --------  -------   -------

Curtis L. Peltz   100,000      9.05%      $8.750    04/01/10  $550,280 $1,394,520

                   24,390      2.21%      $5.125    10/19/10  $78,611  $  199,215

Carl C. Asai       14,859      1.34%      $8.750    04/01/10  $81,766  $  207,212

                    5,285      0.48%      $5.125    10/19/10  $17,034  $   43,167

James O.           20,561      1.86%      $8.750    04/01/10 $113,143  $  286,727
Campbell

                   5,863      0.53%       $5.125    10/19/10  $18,897  $   47,888

Carol A. Vega     13,488      1.22%       $8.750    04/01/10  $74,222  $  188,093

                   4,798      0.43%       $5.125    10/19/10  $15,464  $   39,190

Matthew S.        14,859      1.34%       $8.750    04/01/10  $81,766  $  207,212
Lange

                   5,285      0.48%       $5.125    10/19/10  $17,034  $   43,167
__________

  The potential realizable value of the options granted is calculated by multiplying the difference between the exercise price of the option and the market value per share of the underlying stock (assuming a 5% or 10%, as the case may be, compounded annual increase of the stock price from the date of grant to the final expiration of the option) by the number of shares underlying the options granted. The price appreciation assumptions are required disclosures under the rules of the Securities and Exchange Commission and are not to be viewed as any expectation or prediction by the Company of future value of the underlying common stock.

          The following table sets forth information about stock options that were exercised by the named executive officers during the year ended December 31, 2000 and options held by such individuals as of the end of that year:

               Aggregate Option Exercises Last Fiscal Year and
                         Fiscal Year-End Option Values
               ---------------------------------------------------
                                   Number of         Value of
                                  Securities       Unexercised
                                   Underlying      In-the-Money
                                  Unexercised        Options
                                  Options at      at FY-End (1)
                                    FY-End
                                ---------------- -----------------
               Number
               of Shares
               Acquired
Name           on       Value   Exercisable Unexercisable Exercisable Unexercisable
               Exercise Realized
-------------  -------  ------  -------     --------      --------    --------

Curtis L.      9,600    $24,858  91,078     181,982        $5,947      $1,667
Peltz

Carl C. Asai   3,000    $11,663   9,871      24,844       $17,588         --

James O.       10,000   $37,254  11,878      33,140        $7,189         --
Campbell

Carol A. Vega    --       --     19,101      23,101       $14,865         --

Matthew S.       --       --     2,000       26,144            --         --
Lange
__________
  On December 31, 2000, the market price of the common stock was $3.5625 per share. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be “in-the-money” and have a value equal to the difference between that amount and the exercise price of the stock option, multiplied by the number of shares covered by the stock option.

Report of the Compensation Committee on Executive Compensation

          The compensation committee consists of three non-employee directors and establishes the compensation for the President and Chief Executive Officer, and reviews the compensation of the other executive officers. The primary objectives of the committee's executive compensation policy are (i) to provide a total compensation package that is competitive in the industry in order to attract and retain qualified executives responsible for the company's success, and (ii) to reward achievement of corporate goals and increasing shareholder value. The compensation package includes a competitive base salary, cash bonuses, equity compensation to provide incentives for future success, and a competitive benefits package.

          The committee reviews executive compensation on an annual basis, and focuses its review on salary, bonuses and equity compensation so that they are at levels it believes are fair and adequate to attract and retain qualified executive officers. Adjustments to base salary are based on the evaluation of each executive officer's performance, the overall financial performance of the company, and each officer's ability to develop and execute strategies to further the corporate goals. The committee believes that base salaries paid to executive officers in 2000 were reasonable.

          The committee believes that incentive compensation in the form of cash bonuses and equity compensation are important components of the total compensation package. These components provide incentives to achieve financial performance goals that serve to enhance shareholder value. In particular, stock options motivate executive officers to implement strategic plans that will enhance the value of their equity in the company by aligning their interests with those of all shareholders.

          Based on the stated objectives and policy of the committee, Curtis L. Peltz, President and Chief Executive Officer, received a base salary of $300,000 and a cash bonus of $105,000 for achieving Timberline's corporate goals in 1999. The committee believes this compensation was reasonable.

Submitted by the Compensation Committee:
Thomas P. Cox
James A. Meyer
Donald L. Tisdel

Audit Committee Report

The audit committee serves a vital function in overseeing the internal controls of the company and the financial reporting process, as well as ensuring that the audits of the company’s affairs are being conducted. Each of the members of the committee satisfies the definition of independent director as established by the Nasdaq National Market listing standards. In carrying out its duties, the audit committee:

  Reviews and discusses with management the scope of external audit activities and the audited financial statements of the company;

  Discusses with the company's independent auditors matters relating to the Statement on Auditing Standards No. 61.

  Receives disclosures from and discusses with the company’s independent auditors, the auditors’ independence in light of Independence Standards Board Standard No. 1.

  Makes a recommendation to the Board of Directors, based on the committee’s review of the audited financial statements and its discussions with the company’s independent auditors, as to whether the audited financial statements should be included in the company’s annual report filed with the Securities and Exchange Commission on Form 10-K.

The audit committee has reviewed and discussed with management the audited financial statements, and has discussed with the company’s independent auditors the matters required to be discussed by SAS 61. In addition, the audit committee has received written disclosures and a letter from the company’s independent auditors as required by ISB Standard No. 1, and has discussed with the company’s independent auditor the auditors’ independence. Based on the foregoing reviews, discussions, and disclosures, the audit committee has recommended the inclusion of the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:
James A. Meyer
Donald L. Tisdel

Compliance with Section 16(a) of the Securities Exchange Act

          Section 16(a) of the Securities Exchange Act of 1934 requires that all executive officers, directors and persons who beneficially own more than 10 percent of the common stock file reports of their beneficial ownership of common stock and periodically report changes in their ownership. These reports must be filed with the Securities and Exchange Commission with a copy sent to us.

          Based solely upon our review of the copies of the filings that we received with respect to the fiscal year ended December 31, 2000, we believe that all reporting persons made all required Section 16(a) filings with respect to such fiscal year on a timely basis.

STOCK PERFORMANCE GRAPH

          The following graph illustrates the comparison of the five-year cumulative total return of the company's common stock to the Nasdaq U.S. Stocks Index and to the Nasdaq Computer&Data Processing Index. The graph assumes the investment of $100 on December 31, 1995, in Timberline common stock and each of the comparison indices, and assumes reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG TIMBERLINE SOFTWARE CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AMD THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                           12/95   12/96   12/97    12/98   12/99   12/00
                                           ------  ------  ------   ------  ------  ------
Timberline Software                        100.00  154.26  267.61   401.99  528.91  143.46
Corporation

Nasdaq Stock Market (U.S.)                 100.00  123.04  150.69   212.51  394.92  237.62

Nasdaq Computer & Data                     100.00  123.41  151.61   270.52  594.39  274.91
Processing

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

Stock Ownership of Management and Certain Beneficial Owners

          The following table shows the number of shares that each of the directors and named executive officers beneficially owned as of March 2, 2001, and the directors and executive officers as a group. The numbers indicate shares held directly with sole voting and investment power, unless otherwise indicated.

                                                               Percentage of Shares
                                        Number of Shares       Outstanding

James A. Meyer                                   175,250  (1)      1.49%
Donald L. Tisdel                                  43,555  (2)      *
Thomas P. Cox                                    182,468  (3)      1.56%
Curtis L. Peltz                                  189,557  (4)      1.60%
Carl C. Asai                                      33,308  (5)      *
James O. Campbell                                 34,138  (6)      *
Carol A. Vega                                     23,939  (7)      *
Matthew S. Lange                                   7,714  (8)      *
All directors and executive officers
   as a group (9 persons)                        703,401  (9)      5.88%
___________________________

* less than 1.0%

  Includes 11,695 shares covered by options exercisable within 60 days after March 2.
  Includes 11,695 shares covered by options exercisable within 60 days after March 2.
  Includes 5,250 shares covered by options exercisable within 60 days after March 2.
  Also includes 61,994 shares held by his spouse.
  Includes 150,091 shares covered by options exercisable within 60 days after March 2.
  Includes 8,033 shares covered by options exercisable within 60 days after March 2.
  Includes 19,138 shares covered by options exercisable within 60 days after March 2.
  Includes 23,841 shares covered by options exercisable within 60 days after March 2.
  Includes 7,714 shares covered by options exercisable within 60 days after March 2.
  Includes 243,933 shares covered by options exercisable within 60 days after March 2.

          The following sets forth each person or entity known to us to have beneficial ownership of 5% or more of the common stock:

                                                         Percentage of Shares
Name and address                     Number of Shares       Outstanding

Kayne Anderson Rudnick Investment      757,385 (1)            6.47%
     Management, LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA  90067

Artisan Partners Limited Partnership   930,900 (2)            7.95%
1000 North Water Street, #1770
Milwaukee, WI  53202

  Based solely on information as of December 31, 2000 provided on Schedule 13G filed with the Securities and Exchange Commission. Shares are owned by several accounts managed, with discretion to purchase or sell securities, by Kayne Anderson Rudnick Investment Management, LLC, a registered investment adviser. Kayne Anderson Rudnick Investment Management, LLC disclaims beneficial ownership of the shares reported.
  Based solely on information as of December 31, 2000 provided on Schedule 13G filed with the Securities and Exchange Commission. Shares are owned by several accounts managed, with discretion to purchase or sell securities, by Artisan Partners Limited Partnership, a registered investment adviser. Artisan Partners Limited Partnership disclaims beneficial ownership of the shares reported.

Agenda Item 2. Ratification of the Appointment of Independent Auditors

          We have appointed Deloitte & Touche LLP as our independent auditor ratification by the shareholders. Deloitte&Touche LLP served as our independent auditors for the year ended December 31, 2000. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

          We recommend a vote in favor of the ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

Audit Fees

          The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of our consolidated financial statements for the year ended December 31, 2000 and for the reviews of the consolidated financial statements included in the our Quarterly Reports on Form 10-Q for that year were approximately $65,000.

Financial Information Systems Design and Implementation Fees

          Deloitte did not perform any financial information system design or implementation work for us during the fiscal year ended December 31, 2000.

All Other Fees

          The aggregate fees billed by Deloitte for services rendered to us, other than the services described above under "Audit Fees," for the year ended December 31, 2000 were approximately $73,000.

          Our Audit Committee considered whether, and has determined that, the provision of these services is compatible with maintaining the independent auditors independence.

Agenda Item 3. Other Business

          We are not aware of any other matters to be brought before the shareholders at the annual meeting. In the event other matters are presented for a vote at the annual meeting, the person or persons holding the proxies will vote them in their discretion in accordance with their judgment on such matters.

          At the annual meeting, we will report on our business and shareholders will have the opportunity to ask questions.

Voting at the Annual Meeting

Who may vote

          If you were a shareholder of record of Timberline as of the close of business on March 2, 2001, you are entitled to vote at the meeting. If your shares are held by a broker, bank or other nominee holder (in “street name”), that nominee holder will vote your shares as you instruct, or, if you do not give voting instructions on the form provided by the nominee, your shares will be voted in the discretion of the nominee with respect to the election of directors, ratification of auditors and on such other matters as properly come before the meeting.

Voting by proxy

          You do not have to attend the meeting. You may vote your shares by proxy if you wish. You may mark the enclosed proxy card to indicate your vote on the matters presented at the meeting, and the individuals whose names appear on the proxy card will vote your shares as you instruct.

          If you submit a proxy with no instructions, the named proxy holders will vote your shares in favor of the nominees for directors, and in favor of ratification of Deloitte & Touche LLP as our independent auditors. In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the shareholders' meeting. The Board of Directors has named Curtis L. Peltz and Carl C. Asai as the proxy holders. Their names appear on the proxy form accompanying this proxy statement. You may name another person to act as your proxy if you wish, but it is not necessary to do so.

Revoking a proxy

          If you are the record holder of your shares, you may revoke your proxy at any time before the vote is taken at the meeting. You may revoke your proxy by submitting a proxy bearing a later date or by notifying the Corporate Secretary of Timberline Software Corporation (personally in writing or by mail) of your wish to revoke your proxy. You may also revoke your proxy by oral request if you are present at the meeting.

          You may still attend the meeting even if you have submitted a proxy. You should be aware that simply attending the meeting will not, of itself, revoke a proxy.

          If your shares are held in street name, you must contact your broker or other nominee holder of your shares to revoke your voting instructions or change your vote. If your shares are held in street name, you will not be able to vote or change your vote at the meeting.

          Please complete, date, and sign the accompanying proxy and return it promptly to us in the enclosed, postage-paid envelope, even if you plan to attend the meeting.

Number of shares that may vote

          The authorized capital stock of Timberline consists of 20 million shares of common stock. As of March 2, 2001, there were 11,712,998 shares of common stock outstanding and entitled to vote at the meeting.

How we determine a quorum

          Shareholders holding at least a majority of the outstanding shares of common stock must either attend the meeting or submit proxies to have a quorum. If you come to the meeting or submit a proxy, but you abstain from voting on a given matter, we will still count your shares as present for determining a quorum.

How we count votes

          The named proxies will vote your shares as you instruct on your proxy. We will not count abstentions or broker non-votes for or against a matter submitted to a vote of shareholders. Each share is entitled to one vote.

          A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee. On some matters, such as the election of directors, a broker or other nominee can vote those shares without instructions from the beneficial owner. On other matters, a broker may only vote those shares if the beneficial owner gives the broker voting instructions. None of the business expected to be conducted at the meeting requires that beneficial owners give their brokers voting instructions. We will count broker non-votes as present for establishing a quorum.

          Election of directors

          Directors are elected by a plurality of votes, which means that the nominees that receive the most votes will be elected, regardless of how many votes each nominee gets. You may not accumulate your votes in electing directors, but rather, you may vote the total number of shares that you own for each open director position.

          Ratification of the appointment of independent auditors

          The proposal to ratify the appointment of Deloitte & Touche LLP will be approved if more shares are voted in favor of the proposal than voted against the proposal. Abstentions and broker non-votes will have no effect on the vote on the proposal.

What if I do not mark my proxy?

          If you submit a signed proxy without giving voting instructions, the named proxies will vote your shares in their discretion. Those individuals named on the enclosed proxy form intend to vote for the Board of Directors' nominees for director and for ratification of the appointment of Deloitte &Touche LLP. If you do not sign your proxy, we will not count you as present for determining a quorum, and we will not count your votes.

How many shares do directors and officers own?

          Directors and executive officers beneficially owned 703,401 shares, of which 459,468 are entitled to vote. Those shares constitute 3.9% of the total shares outstanding and entitled to be voted at the meeting. We expect all directors and executive officers to vote for the Board’s nominees for directors and for ratification of the appointment of Deloitte & Touche LLP as our independent auditors, although they are not obligated to do so.

Shareholder Proposals

          If you wish to include a proposal in our proxy statement for the 2002 annual meeting of shareholders, you must deliver the proposal and supporting information, as required by the rules of the Securities and Exchange Commission, to the Corporate Secretary of Timberline at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon 97006 on or before November 2, 2001, for your proposal to be included in our proxy statement for that meeting.

Annual Reports and Financial Statements

          We are enclosing with this proxy statement a copy of our Annual Report to Shareholders for the year ended December 31, 2000. You may obtain additional copies of the Annual Report and our annual report on Form 10-K filed with the Securities and Exchange Commission by writing to Carl C. Asai, Senior Vice President and Chief Financial Officer, at the address indicated above. The Annual Report is not part of the proxy solicitation materials.

March 13, 2001

By Order of the Board of Directors

Carl C. Asai, Corporate Secretary

Your vote is important. Please send in your proxy immediately, using the envelope provided.

Timberline Software Schedule 14A Information

APPENDIX A

March 31, 2000

TIMBERLINE SOFTWARE CORPORATION

CHARTER OF

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership

          As permitted by the Bylaws of the Corporation, the Board of Directors of Timberline Software Corporation has elected to select a committee of the Board of Directors to be called the "Timberline Audit Committee." The Audit Committee will consist of not less than two members of the Board of Directors, one of whom will be designated to serve as Chairperson. Members of the Audit Committee may be appointed from time to time by the Board and will be appointed or re-appointed at its first meeting following the Annual Meeting of the Shareholders of the Corporation. No member of this Committee may be an employee of the Corporation or its subsidiaries.

Meetings

          The Audit Committee will meet at such times as the Committee Chairperson shall determine or any Committee member may reasonably request. Minutes of the Audit Committee shall be prepared and a copy provided to all members of the Committee, the Board of Directors and the Secretary of the Corporation.

Access to Audit Committee Members

          As the Audit Committee serves a vital function in ensuring that the books and records of the Corporation accurately reflect its condition and operations, auditors of the Corporation, as well as any employee of the Corporation or its subsidiaries, shall have direct access to the Audit Committee to discuss the results of any examination, the adequacy of internal accounting controls and the integrity of the financial reports.

Selection of Independent Accountants

          Management of the Corporation may, from time to time, recommend the selection of independent auditors to conduct an audit of the Corporation's financial statements. The Audit Committee will consider the selection and provide a recommendation to the full Board of Directors as to the formal approval and engagement of the Corporation independent auditors.

Audit Review

          The Audit Committee will meet periodically with management, the Corporation's internal audit staff and representatives of the Corporation's independent auditors to ensure that appropriate audits of the Corporation's affairs are being conducted. The Audit Committee will review with management and staff any audit plans submitted to the Corporation and the recommendations contained in and the appropriate response to any Management Letter or Letter of Recommendation issued by the Corporation's independent accountants as a result of any audit conducted.

          Further, for fiscal year 2000 and forward, the Audit Committee shall:

  Review and discuss with management the scope of internal and external audit activities and the audited financial statements of the Corporation.
  Discuss with the Corporation's auditors matters relating to the Statement on Auditing Standards No. 61.
  Secure disclosures from and discuss with the Corporation’s auditors, the auditor’s independence in light of Independence Standards Board Standard No. 1.
  Issue a statement to the Board of Directors whether, based upon the review and discussions identified above, the committee recommends that the audited financial statements be included in the Corporation Annual Report filed with the SEC on Form 10-K.
  Submit a report as required by Item 306 of Regulation S-K for inclusion in the Corporation’s Proxy Statement in connection with its annual shareholders meeting.

Reports to the Full Board of Directors

          The Chairperson shall report to the full Board of Directors a summary of the Audit Committee's activities and may submit or refer to the full Board any matter which the Committee believes warrants the attention of the Board of Directors.

TIMBERLINE SOFTWARE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 24, 2001

The undersigned hereby appoints Curtis L. Peltz and Carl C. Asai, and each of them, proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Shareholders of TIMBERLINE SOFTWARE CORPORATION to be held on April 24, 2001 and any adjournments thereof, with respect to the following:

(Continued, and to be marked, dated and signed on the other side)
[REVERSE]

1. PROPOSAL to Elect Directors
(INSTRUCTION: To withhold authority to vote for any individual, write the name of that individual on the line set forth below the listing of nominees.)

Thomas P. Cox, James A. Meyer, Curtis L. Peltz, Donald L. Tisdel

[ ] FOR all nominees listed (except as marked to the contrary)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed

2. PROPOSAL to ratify selection of Deloitte & Touche LLP as independent auditors.

[ ] FOR          [ ] AGAINST          [ ] ABSTAIN

Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s) __________________________ Signature(s) _________________________ Date_________________________

NOTE: Please date and sign above exactly as your name or names appear herein. If more than one name appears above, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full title and authority.